EXHIBIT 32.1

NOBLE VICI GROUP, INC.

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Noble Vici Group, Inc. (the “Company”) on Form 10-K for the transitional period commencing January 1, 2018, and ended March 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eldee Tang, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Eldee Tang
Date: June 12, 2018	Name: Eldee Tang Title: Chief Executive Officer (Principal Executive Officer)